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EXHIBIT 32 (b)

 CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                     906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Northland Cable Television, Inc. and Subsidiary (the "Company") on Form 10-Q for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Gary Jones, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that;

            (1) The Form 10-Q fully complies with the requirements of Section 13
            (a) or (15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78(d)); and

            (2) The information contained in the Form 10-Q fairly presents in all material respects, the financial condition and results of operations of the Company.

DATE: 11-14-05

/s/ GARY S. JONES
-------------------------
Gary S. Jones
President
(Principal Financial and Accounting Officer)

A signed original of this written statement will be retained by Northland Cable Television, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.